UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 29, 2008
Packaging Corporation of America
(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1900 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)
(847) 482-3000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
The information furnished in this Current Report on Form 8-K, including all exhibits, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On July 29, 2008, Packaging Corporation of America issued a press release reporting an explosion at its Tomahawk, Wisconsin mill, which resulted in three fatalities and one injured employee. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference. The cause of the explosion remains under investigation and the mill is fully operational.

Item 9.01.	Financial Statements and Exhibits.
     (D) Exhibits
          99.1 Press Release dated July 29, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA (Registrant)
By:	/s/ Kent A. Pflederer
Vice President, General Counsel and Secretary

Date: July 30, 2008